Exhibit 10.67

AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 9, 2000, is entered into by and among:

        (1)     ADOBE SYSTEMS INCORPORATED, a Delaware corporation (“Borrower”);

        (2)     The financial institutions from time to time listed in Schedule I to the Credit Agreement described below (such financial institutions to be referred to herein collectively as “Lenders”); and

        (3)     ABN AMRO BANK N.V., as agent for Lenders (in such capacity, “Administrative Agent”).

RECITALS

                    A.     Borrower, Lenders and Administrative Agent are parties to a Credit Agreement dated as of August 11, 1999 (the “Credit Agreement”) providing for a multi-year revolving credit facility and a 364-day revolving credit facility convertible into term loans.

                    B.     The 364-day revolving credit facility provided under the Credit Agreement has expired and Borrower has requested Lenders and Administrative Agent to amend the Credit Agreement to expand the definition of “Permitted Indebtedness” to include a new revolving credit facility convertible into term loans being provided to Borrower by separate agreement.

                    C.     Lenders and Administrative Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                    NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Administrative Agent hereby agree as follows:

                    1.     Definitions; Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

                    2.     Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, clause (x) of Subparagraph 5.02(a) of the Credit Agreement is relettered clause (xi) and a new clause (x) is added to Subparagraph 5.02(a) as follows:

        “(x)     Indebtedness of Borrower under a credit agreement, dated as of August 9, 2000, among Borrower, the financial institutions from time to time parties thereto as lenders, and ABN AMRO as administrative agent for such lenders, providing for a revolving credit facility convertible into term loans in a maximum aggregate principal amount not to exceed $100,000,000, and any initial or successive refinancings of such Indebtedness provided that (A) the principal amount of any such refinancing does not exceed $100,000,000 and (B) the material terms and provisions of such refinancing (including maturity, prepayment and default provisions) are no less favorable to Lenders than the Indebtedness being refinanced; and”

                    3.     Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that the following are true and correct on the date of this Amendment and, after giving effect to the amendment set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

        (a)     The representations and warranties of Borrower set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which are true and correct as of such date); and

        (b)     No Default has occurred and is continuing.

(Without limiting the scope of the term “Credit Documents,” Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the Effective Date hereof, such term includes this Amendment.)

                    4.     Effective Date. The amendment effected by Paragraph 2 above shall become effective on August 9, 2000 (the “Effective Date”), subject to receipt by Administrative Agent on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative and its respective counsel:

        (a)     This Amendment duly executed by Borrower, Required Lenders and Administrative Agent; and

        (b)     Such other evidence as Administrative Agent may reasonably request to establish the accuracy and completeness of the representations and warranties and compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

                    5.     Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit

Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lenders or Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

                    6.     Miscellaneous.

        (a)     Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        (b)     Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

        (c)     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

[The first signature page follows.]

     IN WITNESS WHEREOF, Borrower, Administrative Agent and Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWER:	ADOBE SYSTEMS INCORPORATED

	By:	/s/ MURRAY J. DEMO

		Name:	Murray J. Demo

		Title:	Sr. Vice President, CFO

	By:	/s/ JOHN E. WARNOCK

		Name:	John E. Warnock

		Title:	Chairman, CEO

ADMINISTRATIVE
AGENT:	ABN AMRO BANK N.V.

	By:	/s/ JAMIE DILLON

		Name:	Jamie Dillon

		Title:	Senior Vice President

	By:	/s/ NIA MILLER

		Name:	Nia Miller

		Title:	Vice President

LENDERS:	ABN AMRO BANK N.V.

	By:	/s/ JAMIE DILLON

		Name:	Jamie Dillon

		Title:	Senior Vice President

	By:	/s/ NIA MILLER

		Name:	Nia Miller

		Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ JOUNI KORHONEN

	Name:	Jouni Korhonen

	Title:	Managing Director

BANK HAPOALIM B.M.

By:	/s/ LEWROY HACKETT

	Name:	Lewroy Hackett

	Title:	Vice President

BANK OF MONTREAL

By:	/s/ KANU MODI

	Name:	Kanu Modi

	Title:	Director

BANK ONE, N.A.

By:	/s/ STEPHANIE A. MACK

	Name:	Stephanie A. Mack

	Title:	Commercial Banking Officer

BNP PARIBAS

By:	/s/ C. BETTLES /s/ TJALLING TERPSTRA

	Name:	C. Bettles Tjalling Terpstra

	Title:	Sr. Vice President Vice President

FIRST UNION NATIONAL BANK

By:	/s/ JORGE A. GONZALEZ

	Name:	Jorge A. Gonzalez

	Title:	Senior Vice President

FLEET NATIONAL BANK

By:	/s/ WILLIAM S. ROWE

	Name:	Williams S. Rowe

	Title:	Assistant Vice President

THE INDUSTRIAL BANK OF JAPAN,
LIMITED

By:	/s/ YOSHIHIKO SUGITA

	Name:	Yoshihiko Sugita

	Title:	Senior Vice President & Deputy
General Manager

KEYBANK NATIONAL ASSOCIATION

By:	/s/ JIM PUTNAM

	Name:	Jim Putnam

	Title:	Vice President / Sr. Portfolio Manager

MELLON BANK, N.A.

By:	/s/ LAWRENCE C. IVEY

	Name:	Lawrence C. Ivey

	Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ ASHISH S. BHAGWAT

	Name:	Ashish S. Bhagwat

	Title:	Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ KAREN L. STEFANCIO

	Name:	Karen L. Stefancio

	Title:	Vice President

THE SUMITOMO BANK, LIMITED

By:	/s/ AZAR SHAKERI

	Name:	Azar Shakeri

	Title:	Vice President and Manager

UBS AG
Stamford Branch

By:	/s/ ROBERT H. RILEY III

	Name:	Robert H. Riley III

	Title:	Executive Director

By:	/s/ WILFRED SAINT

	Name:	Wilfred Saint

	Title:	Associate Director
Loan Portfolio Support, US